NASDAQ: PBIBJune 2007

Page 2 DisclaimerDisclaimerThis presentation contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on management’s current expectations. Porter Bancorp’s actual results in future periods may differ materially from those currently expected due to various factors,including those risk factors described in documents that the Company files with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The forward-looking statements in this presentation are made as of the date of the presentation and Porter Bancorp does not assume any responsibility to update these statements.

Page 3 Stock OverviewStock Overview IPO Date: NASDAQ Symbol: Shares Outstanding: Market Capitalization:(1) Average Daily Volume:(2) Insider Ownership:September 22, 2006PBIB7.62 Million$181 Million2,282 Shares69%Notes:(1) Based on May 8, 2007 closing price of $23.73(2) For the last 30 calendar days

PBIB

Company Overview

- ✓ Louisville, Kentucky headquarters
- ✓ 7th largest bank domiciled in Kentucky
- ✓ $1.1 billion in assets
- ✓ $927 million in loans
- ✓ $897 million in deposits
- ✓ Focused on developing the I-65 corridor
- ✓ Efficient operating model

Note: Financial data as of March 31, 2007



pbi
Porter Bancorp, Inc.
Louisville
Eminence
HENRY
North Pleasureville
JEFFERSON
Shepherdsville
BULLITT
Lexington
KENTUCKY
Canmer
HART
GREEN
Greensburg
Munfordville
Morgantown
BUTLER
EDMONSON
Brownsville
Horse Cave
WARREN
Glasgow
Bowling Green
BARREN
CUMBERLAND
Burkesville
Branch Locations
OH
Cincinnati
Louisville
Lexington
Bowling Green
KY
Nashville
TN

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Page 5 Market OverviewDiversified Growth Markets-Louisville-South Central Kentucky-Bowling Green/Glasgow

Page 6 Louisville Market CharacteristicsLouisville Market Characteristics 16thlargest city in the U.S. Economic and job growth rates are greater than the national average Strong commercial loan demand Diversified economy Large employers include UPS, GE, Humana, YUM! Brands, Ford New distribution businesses attributed to UPS hub -Best Buy, Gordon Foods, Johnson & Johnson, Zappos, Geek Squad Home of University of Louisville -J. Chester Porter serves as Chairman of Trustees

Page 7 South Central Kentucky MarketSouth Central Kentucky Market Community markets Stable source of deposits and loans Lower cost of funds PBIB’smain back-office location Fort Knox consolidation relocation (BRAC) Agricultural and service-based economy

Page 8 Bowling Green / Glasgow MarketBowling Green / Glasgow Market 4thlargest city in Kentucky 425,000 population Attractive growth market Major employers include GM (Corvette) and RR Donnelley New branch expansion Home of Western Kentucky University

PBIB

Successful Track Record

1988	1988 – 1999	1999	1999 – 2005	Dec. 31, 2005	Sept. 22, 2006
Porter Bancorp organized with 3 banks[(1)]	Acquired 3 banks	Established Ascencia Bank	Acquired 2 banks	Consolidated banks into PBI Bank	Completed IPO

Total Assets ($M)



$85
$88
$94
$101
$111
$122
$230
$281
$319
$368
$454
$553
$623
$653
$715
$767
$887
$991
$1,051
$1,120
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
1st Qtr 2007

Note:
(1) J. Chester Porter and Maria L. Bouvette acquired 3 banks in 1985 – 1986; Bill Porter participated in 2 of the 3 bank acquisitions

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Page 10 Operating StrengthsOperating Strengths Experienced management team Extensive market knowledge and community relationships Acquisition and integration capabilities Scalable operating platform Highly efficient organizational structure Diversified funding sources Highly focused on profits

Page 11 Growth StrategiesGrowth StrategiesWe will expand our presence in fast growing markets by adding strategically located new offices and making selective acquisitions Focus on markets with attractive growth prospects Strategic de novo branching Selective acquisitions Experienced integrators Extensive market knowledge and contacts Accretive to earnings in first year Continue marketing our new brand -top of mind awareness Increasing core deposits Open new retail offices (3 over next twelve months)

Page 12Financial Highlights

page 13 2006 Key Accomplishments2006 Key Accomplishments Record Net Income of $14.3 million Above peer financial performance Passed the $1 billion asset threshold Record loans of $854 million and deposits of $862 million Successful PBI Bank branding campaign Completed IPONote: (1) Peer Median Financial Performance per SNLPBIBPeer (1)ROAA1.44%1.09%ROAE17.19%12.76%NIM3.97%3.82%Efficiency46.68%61.26%

page 14 Growing Net IncomeGrowing Net Income($ in millions)Note: Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxesand deduction of acquisition funding (net of tax)$6,750$9,012$11,379$14,3392003200420052006

page 15 Solid Net Interest MarginSolid Net Interest Margin3.71%3.84%4.06%3.97%2003200420052006

page 16 Consistent Quarterly NIMConsistent Quarterly NIM3.95%4.10%3.95%3.90%3.92%Q1 06Q2 06Q3 06Q4 06Q1 07

Net Interest Margin vs. Prime Rate


10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1999
2000
2001
2002
2003
2004
2005
2006
Prime Rate - EOY
NIM - Annualized

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Improving Operational Efficiency


55.0%
51.0%
48.0%
46.7%
2003
2004
2005
2006

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page 19 Strong Return on AssetsStrong Return on AssetsNote: Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxesand deduction of acquisition funding (net of tax) 0.91%1.09%1.21%1.44%2003200420052006 page 20 Solid Return on EquitySolid Return on EquityNote: (1) Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxesand deduction of acquisition funding (net of tax).(1)(1)13.45%16.57%17.19%200420052006 page 21 Q1 07 Operating PerformanceQ1 07 Operating Performance Growth exceeded expectations Loans -8.5% (annualized 34%) Deposits -4.1% (annualized 16%) Assets -6.5% (annualized 26%) Efficient operations -45.4% efficiency ratio Sound credit quality 1.18% NPA to loans .89% NPL to loans ROAA -1.37% ROAE -13.25%Note: Financial data as of March 31, 2007

Loan Stratification

Highlights

- ✓ Primary focus on residential and commercial real estate and construction – real estate lending
  - ✓ 86% of total loans at March 31, 2007
- ✓ Granular portfolio
- ✓ No "subprime" exposure
- ✓ Loyal and experienced producers
- ✓ Team approach to customers
- ✓ Locally empowered lenders with timely decision making

Loan Portfolio (1)



Agriculture
1.5%
Consumer
3.1%
C & I
7.2%
Other
0.1%
Home Equity
2.0%
Commercial Real Estate
37.7%
Residential Real Estate
22.5%
Construction - Real Estate
25.9%

Total Loans: $927M

Note:
(1) As of March 31, 2007

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Portfolio Composition



Commercial Real Estate Portfolio Details
$349 million
Farmland
14%
Commercial - Investor
Owned
60%
Commercial - Owner
Occupied
26%



Construction - Real Estate Portfolio Details
$240 million
Commercial Lot - Developed 1.1%
Other 16.2%
Office Building/Condo 5.1%
Storage/Warehouse 0.9%
Residential Lot - Developed 3.5%
Retail Facility 10.1%
Industrial Building 0.4%
Residential Home Construction - Owner Occupied 2.3%
Medical/Assisted Living 2.1%
Multifamily 1.3%
Residential Condo Development 28.6%
Residential Land Development 16.5%
Commercial Land Development 11.8%

Note: As of March 31, 2007

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page 24 New Loan Growth Q1 2007$72 million or 8.5% (34% annualized)ResLand Dev 4.9%Office 5.1%C&I 8.0%ResCondo Dev 32.2%Retail Ctr18.2%CommLand Dev 12.5%Multifamily 1.5%Warehouse 4.6%1-4 FamConst 0.7%C-Store 1.5%Other 10.8%Note: Loans > $500,000

Reserves / Total Loans



Reserves
NPA's/Loans
1.28%
1.40%
1.54%
1.50%
1.43%
2003
2004
2005
2006
Q1 07

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NCOs / Average Loans


4.0%
3.0%
2.0%
1.0%
0.0%
0.23%
0.18%
0.32%
0.09%
0.03%
2003
2004
2005
2006
Q1 07

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Deposit Stratification

Highlights

- ✓ **Effective core deposit growth initiatives**
  - ✓ Core non-interest bearing deposits up 9.5% (Q1 07)
- ✓ **High CD retention rates**
- ✓ **Focus on core deposit development**
- ✓ **Online banking division a ready source of alternative funding (used to pre-fund loan growth in new and current markets)**

Deposit Mix (1)


Non-Interest Bearing DDA
8%
Savings
3%
Now and MMDA
14%
CD's less than $100k
54%
CD's $100k or greater
21%

Total Deposits: $897M

Cost of Deposits:(1) 4.30%

Note: (1) For the quarter ended March 31, 2007; rate based on average daily deposit balances

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Transactional Account Growth



$250
$200
$150
$100
$50
$-
$136
$151
$165
$173
$195
2003
2004
2005
2006
Q1 2007
(in millions)

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page 29 Investment Highlights

30 Investment HighlightsInvestment Highlights Attractive, diversified growth markets History of executing growth strategy Scalable platform for expansion Efficient operating model Solid operating performance Undervalued investment opportunity page 31 2007 Key Strategic Initiatives2007 Key Strategic Initiatives Outperform peer median financial performance -i.e. ROAA, ROAE, efficiency and growth metrics Above peer EPS growth Execution of growth strategies Pursue strategic acquisitions Focus on core deposit growth initiatives Improve loan quality metrics Continuance of quarterly dividend

PBIB

Undervalued Opportunity

	Value	Multiple
Current Market Price (5/8/07)	$23.73	
Trading Multiples:		
EPS (1)	$2.05	11.6x
Tangible BV Per Share (2)	$12.73	186.4%
Quarterly Dividend (2)	$0.20	
Annualized Dividend	3.4%	

Notes:
(1) Based on 2007 peer median EPS estimates per SNL
(2) Based on 3/31/07 financial data

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PBIB

Contact Information

Maria L. Bouvette

President and CEO

David B. Pierce

Chief Financial Officer

Porter Bancorp, Inc.
2500 Eastpoint Parkway
Louisville, KY 40223
502-499-4800
www.pbibank.com

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page 34 Addendum

PBIB

Experienced Management Team

Name	Age	Position	Industry Experience	Porter Experience
J. Chester Porter	66	Chairman of the Board, General Counsel and Director of Porter Bancorp and PBI Bank	25	21
Maria L. Bouvette	50	President, CEO and Director of Porter Bancorp and PBI Bank	25	21
David B. Pierce	47	CFO of Porter Bancorp, Chief Strategic Officer and Director of PBI Bank	21	18
Phil Barnhouse	36	CFO of PBI Bank	9	9
Jim Grubbs	52	Sr. VP Commercial Lending	27	3
Fred Catlett	49	Executive Vice President	30	11
Avery Matney	48	Regional President	26	11
Todd Young	40	Chief Operations Officer	23	13
Charles Darst	44	Chief Development Officer	21	11
Eric Satterly	37	Chief Technology Officer	9	8
Bradford Harris	36	Corporate General Counsel	10	1
		Average Years of Experience	**21**	**12**

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page 36 Growth DriversGrowth Drivers Existing and contiguous markets provide attractive opportunities Kyeconomy is steady and stable Kylabor market grew 1.6% over last year (9 consecutive quarters of positive growth) Consistent year-over-year job growth Market expansion Selective de novo branching where we have existing lending presence Louisville, Bullitt County, Bowling Green Add offices in growing communities in our footprint Hardin County (Fort Knox Relocation) Selective acquisition opportunities On-line capabilities -nationwide deposit opportunities without cost of new branches Low cost vehicle for current customers

PBIB

Peer Metrics

Porter Bancorp, Inc. Comparable Group
Financial Information as of the Year ended 12/31/06
Dollar Values in (000's)

Company Name	Ticker	City	State	Total Assets	Core ROAA	Core ROAE	Net Interest Margin	Efficiency Ratio
Community Trust Bancorp, Inc.	CTBI	Pikeville	KY	$3,046,787	1.00%	12.63%	3.22%	61.76%
Republic Bancorp, Inc.	RBCAA	Louisville	KY	2,969,761	1.33%	14.51%	4.02%	55.86%
Integra Bank Corporation	IBNK	Evansville	IN	2,684,479	0.69%	8.21%	3.43%	62.57%
Farmers Capital Bank Corp.	FFKT	Frankfort	KY	1,824,366	0.79%	8.52%	3.74%	69.80%
S.Y. Bancorp, Inc.	SYBT	Louisville	KY	1,426,321	1.69%	17.35%	4.36%	55.76%
Bank of Kentucky Financial Corp.	BKYF	Crestview Hills	KY	1,051,006	1.44%	17.15%	3.97%	45.50%
First Financial Service Corp.	FFKY	Elizabethtown	KY	822,826	1.30%	14.97%	4.04%	58.47%
Community Bank Shares of IN, Inc.	CBIN	New Albany	IN	816,633	0.55%	7.70%	2.85%	76.39%
Kentucky Bancshares, Inc.	KTYB	Paris	KY	629,542	1.09%	12.89%	3.48%	61.45%
		High		$3,046,787	1.69%	17.35%	4.36%	76.39%
		Low		629,542	0.55%	7.70%	2.85%	45.50%
		Average		1,632,328	1.10%	12.65%	3.70%	60.86%
		Median		1,238,942	1.09%	12.76%	3.82%	61.26%

Note: Data per SNL

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38 Deposit MetricsDeposit MetricsMoney Market Accounts -Age of Customer Relationship< 1 Yr32%1 to 3 Yrs23%> 3 Yrs45%CD's -Age of Customer Relationship< 1 Yr45%1 to 3 Yrs36%> 3 Yrs19%CD RetentionNew CD Growth --Last 12 Months5%1-3 Renewals32%More than 3 Renewals13%Original Term50%